Exhibit 10.1

EXECUTION VERSION

SECOND AMENDMENT TO RESTRUCTURING SUPPORT AGREEMENT

This SECOND AMENDMENT to Restructuring Support Agreement referred to below, dated as of March 13, 2024 (this “Second Amendment”), is entered into by and among: (i) Pennsylvania Real Estate Investment Trust (“PREIT”) and certain of its direct and indirect subsidiaries listed on Annex A to the Restructuring Support Agreement (as defined below), (ii) the undersigned holders of, or investment advisors, sub-advisors or managers of discretionary accounts that hold Prepetition First Lien Claims that have executed and delivered counterpart signature pages to this Second Amendment and (iii) the undersigned holders of, or investment advisors, sub-advisors or managers of discretionary accounts that hold Prepetition Second Lien Claims ((ii) and (iii), the “Amendment Consenting Lenders”) that have executed and delivered counterpart signature pages to this Second Amendment. Capitalized terms used herein but not otherwise defined in this Second Amendment have the same meanings as specified in the Restructuring Support Agreement referred to below, as amended by this Second Amendment.

RECITALS

WHEREAS, PREIT and the Consenting Lenders entered into that certain Restructuring Support Agreement, dated as of December 7, 2023, including the exhibits and schedules attached thereto (as amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof including by that certain First Amendment to Restructuring Support Agreement, dated as of February 15, 2024, the “Restructuring Support Agreement”); and

WHEREAS, PREIT and the Amendment Consenting Lenders, which Amendment Consenting Lenders constitute Requisite Consenting Lenders, have agreed to further amend the Restructuring Support Agreement as set forth herein.

NOW, THEREFORE, intending to be legally bound, the parties hereto agree as follows:

SECTION 1. Amendments to Restructuring Support Agreement. Effective as of the Second Amendment Effective Date (as defined below), the Restructuring Support Agreement is hereby amended as follows: The Restructuring Support Agreement is amended by replacing “March 13, 2024” in every place used with “April 15, 2024”.

SECTION 2. Continued Effectiveness of the Restructuring Support Agreement. For the avoidance of doubt, (i) the Restructuring Support Agreement remains unchanged and in full force and effect, except as amended hereby and (ii) from and after the Second Amendment Effective Date, all references to the “Agreement”, the “Restructuring Support Agreement” or the “RSA” in the Restructuring Support Agreement shall be deemed to refer to the Restructuring Support Agreement as amended by this Second Amendment. The amendments set forth herein shall be limited precisely as provided for herein and shall not be deemed to be waivers of, amendments of, consents to or modifications of any other term or provision of the Restructuring Support Agreement or any other document or instrument referred to therein or of any transaction or further or future action on the part of PREIT requiring the consent of the Consenting Lenders or any subset of the Consenting Lenders. PREIT and the Consenting Lenders (and any subset of the Consenting Lenders) have not and shall not be deemed to have waived any of their respective rights and remedies against the other Parties or any other Person for any existing or future defaults or events of default under the Restructuring Support Agreement or any other document or instrument referred to therein or of any transaction or further or future action on the part of any Party or any other Person under the Restructuring Support Agreement or any other document or instrument referred to therein, including, without limitation, any termination right(s) existing or arising in favor of PREIT or the Consenting Lenders (or any subset of the Consenting Lenders), as applicable, including as a result of any breach of the Restructuring Support Agreement or failure to satisfy requirements thereunder.

SECTION 3. Mutual Representations and Warranties. Each Party hereby, severally and not jointly, represents and warrants to the other Parties that the following statements are true and correct as of the date hereof:

(a) such Party has the legal right, power and authority to enter into this Second Amendment;

(b) such Party is duly organized and validly existing and in good standing under the laws of the jurisdiction of its organization with full power and authority to execute and deliver, and to perform and observe the terms and provisions of, this Second Amendment; and

(c) the execution, delivery, performance and observance of this Second Amendment by such Party (i) has been duly authorized by all necessary action on the part of such Party, does not and will not conflict with, or result in a violation of, any law applicable to it, and does not require it to obtain any permit, consent, approval, order or authorization of, or provide notice to or make a filing with, any court, governmental or regulatory agency or authority or other person or entity that has not been obtained, provided or made, as applicable, (ii) does not and will not violate, conflict with, or result in the breach of any provision of its organizational or governance documents and (iii) does not and will not result in any breach of, constitute a default (or event which with the giving of notice or lapse of time, or both, would become a default) under, require any consent under or give to others any rights of termination, amendment, acceleration, suspension, revocation or cancellation of, any note, bond, mortgage, indenture, contract, agreement, lease, sublease, license, permit, franchise or other instrument or arrangement to which it is a party, which would materially adversely affect its ability to carry out its obligations under and otherwise observe this Second Amendment or cause the occurrence of a termination event.

SECTION 4. Conditions of Effectiveness. The effectiveness of this Second Amendment is subject to its due execution and delivery by PREIT and each Amendment Consenting Lender (the date of such execution being referred to herein as the “Second Amendment Effective Date”).

SECTION 5. Restructuring Support Agreement Provisions. Sections 13.03 (Further Assurances), 13.04 (Complete Agreement), 13.05 (Governing Law; Submission to Jurisdiction; Selection of Forum), 13.06 (Trial by Jury Waiver), 13.07 (Execution of Agreement), 13.09 (Successors and Assigns; Third Parties) and 13.16 (Severability and Construction) of the Restructuring Support Agreement are incorporated herein by reference, mutatis mutandis, with references to “this Agreement” therein being deemed references to this Second Amendment.

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IN WITNESS WHEREOF, the Parties have executed this Second Amendment on the day and year first above written.

COMPANY PARTIES

PREIT ASSOCIATES, L.P.

By:	Pennsylvania Real Estate Investment Trust,
its general partner

	By:	/s/ Mario C. Ventresca, Jr.
		Name:	Mario C. Ventresca, Jr.
		Title:	Executive Vice President and Chief Financial Officer

PREIT-RUBIN, INC.

By:	/s/ Mario C. Ventresca, Jr.
	Name:	Mario C. Ventresca, Jr.
	Title:	Executive Vice President and Chief Financial Officer

PENNSYLVANIA REAL ESTATE INVESTMENT TRUST

By:	/s/ Mario C. Ventresca, Jr.
	Name:	Mario C. Ventresca, Jr.
	Title:	Executive Vice President and Chief Financial Officer

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PR CHERRY HILL OFFICE GP, LLC
By:	PREIT Associates, L.P., sole member

BALA CYNWYD ASSOCIATES, L.P.
By:	PR Cherry Hill Office GP, LLC, general partner
By: PREIT Associates, L.P., sole member

PR MOORESTOWN ANCHOR-M, LLC
By:	PREIT Associates, L.P., sole member

PR MOORESTOWN LLC
By:	PREIT Associates, L.P., sole member

PR MOORESTOWN LIMITED PARTNERSHIP
By:	PR Moorestown LLC, general partner
By: PREIT Associates, L.P., sole member

MOORESTOWN MALL LLC
By:	PR Moorestown Limited Partnership, sole member
By:	PR Moorestown LLC, general partner
By: PREIT Associates, L.P., sole member

PLYMOUTH GROUND ASSOCIATES LLC
By:	PREIT Associates, L.P., sole member

PLYMOUTH GROUND ASSOCIATES, LP
By:	Plymouth Ground Associates LLC, general partner
By: PREIT Associates, L.P., sole member

PR AEKI PLYMOUTH LLC
By:	PREIT Associates, L.P., sole member

PR AEKI PLYMOUTH, L.P.
By:	PR AEKI Plymouth LLC, general partner
By: PREIT Associates, L.P., sole member

PR BVM, LLC
By:	PREIT Associates, L.P., sole member

PR CUMBERLAND OUTPARCEL LLC
By:	PREIT Associates, L.P., sole member

PR VALLEY VIEW OP-DSG/CEC, LLC
By:	PREIT Associates, L.P., sole member

PR MOORESTOWN ANCHOR-L&T, LLC
By:	PREIT Associates, L.P., sole member

By:	Pennsylvania Real Estate Investment Trust,
general partner

By:	/s/ Mario C. Ventresca, Jr.
	Name:	Mario C. Ventresca, Jr.
	Title:	Executive Vice President and Chief Financial Officer

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PR EXTON LLC
By:	PREIT Associates, L.P., sole member

PR EXTON LIMITED PARTNERSHIP
By:	PR Exton LLC, general partner
By: PREIT Associates, L.P., sole member

PR EXTON OUTPARCEL GP, LLC
By:	PREIT Associates, L.P., sole member

PR EXTON OUTPARCEL HOLDINGS, LP
By:	PR Exton Outparcel GP, LLC, general partner
By: PREIT Associates, L.P., sole member

PR EXTON OUTPARCEL LIMITED PARTNERSHIP
By:	PR Exton Outparcel GP, LLC, general partner
By: PREIT Associates, L.P., sole member

XGP LLC
By:	PR Exton Limited Partnership, sole member
By: PR Exton LLC, general partner
By: PREIT Associates, L.P., sole member

PR EXTON SQUARE PROPERTY L.P.
By:	XGP LLC, general partner
By: PR Exton Limited Partnership, sole member
By: PR Exton LLC, general partner
By: PREIT Associates, L.P., sole member

PR FIN DELAWARE, LLC
By:	PREIT Associates, L.P., sole member

By:	Pennsylvania Real Estate Investment Trust, general partner

By:	/s/ Mario C. Ventresca, Jr.
	Name:	Mario C. Ventresca, Jr.
	Title:	Executive Vice President and Chief Financial Officer

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PR GAINESVILLE LLC
By:	PREIT Associates, L.P., sole member

PR GAINESVILLE LIMITED PARTNERSHIP
By:	PR Gainesville LLC, general partner
By: PREIT Associates, L.P., sole member PR GV LLC
By: PREIT Associates, L.P., sole member

PR GV LP
By:	PR GV LLC, general partner
By: PREIT Associates, L.P., sole member

PR PRINCE GEORGE’S PLAZA LCC
By:	PREIT Associates, L.P., sole member

PR HYATTSVILLE LLC
By:	PR Prince George’s Plaza LLC, general partner
By: PREIT Associates, L.P., sole member

PR JK LLC
By:	PREIT Associates, L.P., sole member

PR JACKSONVILLE LLC
By:	PREIT Associates, L.P. member and
By: PR JK LLC, member
By: PREIT Associates, L.P., sole member

PR JACKSONVILLE LIMITED PARTNERSHIP
By:	PR Jacksonville LLC, general partner
By: PREIT Associates, L.P., member and
By: PR JK LLC, member
By: PREIT Associates, sole member

PR MAGNOLIA LLC
By:	PREIT Associates, L.P., sole member

PR VALLEY ANCHOR-S, LLC
By:	PREIT Associates, L.P., sole member

By:	Pennsylvania Real Estate Investment Trust, general partner

By:	/s/ Mario C. Ventresca, Jr.
	Name:	Mario C. Ventresca, Jr.
	Title:	Executive Vice President and Chief Financial Officer

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PR PLYMOUTH ANCHOR-M, LLC
By:	PREIT Associates, L.P., sole member

PR PLYMOUTH ANCHOR-M, L.P.
By:	PR Plymouth Anchor-M, LLC, general partner
	By:	PREIT Associates, L.P., sole member

PR PM PC ASSOCIATES LLC
By:	PREIT Services, LLC, non-member manager
	By:	PREIT Associates, L.P., sole member

PR PLYMOUTH MEETING ASSOCIATES PC LP
By:	PR PM PC Associates LLC, general partner
	By:	PREIT Services, LLC, non-member manager
By: PREIT Associates, L.P., sole member

PR PLYMOUTH MEETING LLC
By:	PREIT Associates, L.P., sole member

PR PLYMOUTH MEETING LIMITED PARTNERSHIP
By:	PR Plymouth Meeting LLC, general partner
	By:	PREIT Associates, L.P., sole member

PR PM PC ASSOCIATES LP
By:	PR PM PC Associates LLC, general partner
	By:	PREIT Services, LLC, non-member manager
By: PREIT Associates, L.P., sole member

By:	Pennsylvania Real Estate Investment Trust, general partner

By:	/s/ Mario C. Ventresca, Jr.
	Name:	Mario C. Ventresca, Jr.
	Title:	Executive Vice President and Chief Financial Officer

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PR SPRINGFIELD TOWN CENTER LLC
By:	PREIT Associates, L.P., sole member

PR SWEDES SQUARE LLC
By:	PREIT Associates, L.P., sole member PR TP LLC
	By:	PREIT Associates, L.P., sole member

PR TP LP
	By:	PR TP LLC, general partner
By: PREIT Associates, L.P., sole member

PR VALLEY ANCHOR-M, LLC
By:	PREIT Associates, L.P., sole member

PR VALLEY ANCHOR-M LIMITED PARTNERSHIP
By:	PR Valley Anchor-M, LLC, general partner
	By:	PREIT Associates, L.P., sole member

PR VALLEY LLC
By:	PREIT Associates, L.P., sole member

PR VALLEY LIMITED PARTNERSHIP
By:	PR Valley LLC, its general partner
	By:	PREIT Associates, L.P., sole member

PR VALLEY VIEW ANCHOR-M, LLC
By:	PREIT Associates, L.P., sole member

PR VALLEY VIEW ANCHOR-M LIMITED PARTNERSHIP
By:	PR Valley View Anchor-M, LLC, its general partner
	By:	PREIT Associates, L.P., sole member

By:	Pennsylvania Real Estate Investment Trust,
general partner

By:	/s/ Mario C. Ventresca, Jr.
	Name:	Mario C. Ventresca, Jr.
	Title:	Executive Vice President and Chief Financial Officer

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PR MONROE OLD TRAIL, LLC
PR MONROE OLD TRAIL LIMITED PARTNERSHIP
By:	PR Monroe Old Trail, LLC, general partner

PR MONROE OLD TRAIL HOLDINGS, LLC

PR MONROE OLD TRAIL HOLDINGS, L.P.
By:	PR Monroe Old Trail Holdings, LLC, general partner

PR SUNRISE OUTPARCEL 2, LLC
PR VALLEY SOLAR LLC

By:	PREIT – RUBIN, Inc., sole member

By:	/s/ Mario C. Ventresca, Jr.
	Name:	Mario C. Ventresca, Jr.
	Title:	Executive Vice President and Chief Financial Officer

PREIT – RUBIN, INC.
PREIT – RUBIN OP, INC.

By:	/s/ Mario C. Ventresca, Jr.
	Name:	Mario C. Ventresca, Jr.
	Title:	Executive Vice President and Chief Financial Officer

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[LENDER SIGNATURES ON FILE WITH THE COMPANY]

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